UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 31, 2008

Fifth Third Holdings Funding, LLC

(Depositor)

Fifth Third Auto Trust 2008-1

(Issuing Entity)

Delaware

(State or Other Jurisdiction of Incorporation)

333-144316 333-144316-01	35-2301537 26-6088654
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1701 Golf Road Tower 1, 9th Floor Rolling Meadows, Illinois	60008
(Address of Principal Executive Offices)	(Zip Code)

(847) 354-7341

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01. Other Events.

The Registrant and Co-Registrant are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 2.73023% Auto Loan Asset Backed Notes, Class A-2-A 3.58% Auto Loan Asset Backed Notes, Class A-2-B One-Month LIBOR + 1.25% Auto Loan Asset Backed Notes, Class A-3-A 4.07% Auto Loan Asset Backed Notes, Class A-3-B 0% Auto Loan Asset Backed Notes, Class A-4-A 4.81% Auto Loan Asset Backed Notes, Class A-4-B One-Month LIBOR + 2.00% Auto Loan Asset Backed Notes, Class B 5.51% Auto Loan Asset Backed Notes, Class C 6.08% Auto Loan Asset Backed Notes and Class D 6.66% Auto Loan Asset Backed Notes (the “Notes”) by Fifth Third Auto Trust 2008-1 described in the Final Prospectus Supplement dated March 26, 2008.

Item	9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of March 26, 2008, among Fifth Third Holdings Funding, LLC (“FTH Funding”), Fifth Third Bank, an Ohio banking corporation (“Ohio Bank”) and Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as Representatives of the Several Underwriters.

4.1	Indenture, dated as of March 31, 2008, between Fifth Third Auto Trust 2008-1 (the “Issuer”) and The Bank of New York, as indenture trustee (the “Indenture Trustee”).

10.1	Sale and Servicing Agreement, dated as of March 31, 2008, among the Issuer, FTH Funding, Ohio Bank and the Indenture Trustee.

10.2	Purchase Agreement, dated as of March 31, 2008, between Fifth Third Holdings, LLC (“FTH”) and FTH Funding.

10.3	Receivables Sale Agreement, dated as of March 31, 2008, between Ohio Bank and FTH.

10.4	Receivables Sale Agreement, dated as of March 31, 2008, between Fifth Third Bank, a Michigan banking corporation and FTH.

10.5	ISDA Master Agreement, dated as of March 31, 2008, between the Issuer and Credit Suisse International (the “Swap Counterparty”).

10.6	Schedule to the ISDA Master Agreement, dated as of March 31, 2008, between the Issuer and the Swap Counterparty.

10.7	Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of March 31, 2008, between the Issuer and the Swap Counterparty.

10.8	The Class A-2-B Swap Transaction Confirmation, dated as of March 31, 2008, between the Issuer and the Swap Counterparty.

10.9	The Class A-4-B Swap Transaction Confirmation, dated as of March 31, 2008, between the Issuer and the Swap Counterparty.

10.10	Administration Agreement, dated as of March 31, 2008, among the Issuer, Ohio Bank as administrator, and the Indenture Trustee.

10.11	Amended and Restated Trust Agreement, dated as of March 31, 2008, between FTH Funding and Wilmington Trust Company, not in its individual capacity but solely as owner trustee for the Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2008	FIFTH THIRD AUTO TRUST 2008-1

	By:	Fifth Third Bank, an Ohio banking corporation, as Servicer

	By:	/s/ Tayfun Tuzun
	Name:	Tayfun Tuzun
	Title:	Assistant Treasurer